UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 11, 2008

Date of Report (Date of earliest event reported)

MPC CORPORATION

(Exact Name of Registrant as Specified in Charter)

Colorado	0-115404	84-1577562
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

906 East Karcher Road, Nampa, ID 83687

(Address of principal executive offices)

(208) 893-3434

(Registrant’s telephone number, including are code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Master Purchase Order Assignment Agreement

On July 11, 2008, MPC Computers, LLC, and each of its subsidiaries MPC Solution Sales, LLC and MPC-G, LLC, together with MPC-Pro, LLC (“MPC-Pro”) and its subsidiary Gateway Companies, Inc. (“GCI”), (the foregoing entities collectively, “MPC”) and Wells Fargo Bank, National Association, acting through its Wells Fargo Business Credit operating division (“WFBC”), entered into a Master Purchase Order Assignment Agreement (the “Assignment Agreement”). Under the Assignment Agreement, MPC will assign customer purchase orders to WFBC and request WFBC to accept such purchase orders and purchase the required materials to fulfill the purchase orders. On such assigned purchase orders, WFBC will retain MPC to manufacture, process, and ship ordered goods and will pay MPC for its services upon payment by the customer to WFBC for the goods. Accepted purchase orders will be reassigned to MPC at such time WFBC has received payment in full on account of a purchase order invoice. Accepted purchase orders become delinquent if a purchase order price is not paid to WFBC by the earliest of (i) the due date for payment of the purchase order invoice, (ii) forty-five 45 days following the Funding Date by WFBC, as defined, (iii) the date the purchase order is cancelled, or (iv) the date of occurrence of an event of default as defined. WFBC has the right to require MPC to promptly purchase any Delinquent Purchase Order as defined, (and inventory of products in the case of a Canceled Purchase Order, as defined) for an amount equal to the full amount outstanding under the purchase order invoice (or the purchase order price in the case of a Canceled Purchase Order). The Assignment Agreement provides for limitations of funding of individual accepted purchase orders by WFBC and the maximum aggregate outstanding funding shall not exceed $5,000,000.

WFBC is to be paid a transaction initiation and set-up fee of 1.0% of the face amount of letters of credit and funds advanced by WFBC with respect to each accepted purchase order, plus a daily maintenance fee in a sum equal to 0.067% of the aggregate of the face amount of all letters of credit and funds advanced by WFBC which remain outstanding for more than fifteen (15) days. In addition, a Product advance fee will be paid to WFBC equal to the J.P. Morgan prime rate plus 2%, divided by 360, multiplied by the aggregate amounts outstanding on all letters of credit and all funds advanced by WFBC in connection the accepted purchase orders. In the event of a Delinquent Purchase Order, a late payment fee is to be paid in a sum equal to 0.067% of the outstanding portion of the purchase order price multiplied by the number of days from the date an accepted purchase order becomes a delinquent purchase order to and including the date WFBC has received full payment of amounts due. The Assignment Agreement provides for a commitment fee of $100,000 to be paid to WFBC on the earlier of twelve months following July 11, 2008 or the date of termination of the Assignment Agreement and be paid for each one or more twelve month renewal terms if the agreement is renewed. The commitment fee will be waived in whole if the Product Volume for a term equals or exceeds the Minimum Volume of $10,000,000, or in part if the Product Volume for a term is less than the Minimum Volume based on the aggregate volume of funds advanced by WFBC in connection with accepted purchase orders as a percentage of the Minimum Volume.

The foregoing description of the Assignment Agreement is not complete and is qualified in its entirety by reference to the Assignment Agreement, which is attached as Exhibit 99.1.

Security Agreement and Financing Statement

On July 11, 2008, in connection with the Assignment Agreement, MPC and WFBC entered into a Security Agreement and Financing Statement (the “Security Agreement”). Under the Security Agreement, MPC grants WFBC a first priority security interest in substantially all merchandise, inventory, goods and supplies in connection with accepted purchase orders under the Assignment Agreement for all payments and other obligations due WFBC there under (the “Primary Collateral”). In addition, the Security Agreement provides WFBC a subordinated security interest in substantially all other assets of MPC pledged to a Senior Lender, as defined.

The foregoing description of the Security Agreement is not complete and is qualified in its entirety by reference to the Security Agreement, which is attached as Exhibit 99.2.

Transaction Subordination Agreement

Under an Intercreditor Agreement with Gateway, Inc., (“Gateway”), GCI and MPC-Pro have granted to Gateway a security interest in all or part of their assets, which is subordinate to a security interest granted by GCI and MPC-Pro to WFBC under certain Account Purchase Agreements. A copy of the Intercreditor Agreement was filed as Exhibit 99.2 with a Current Report on Form 8-K filed on October 9, 2007 and is incorporated herein by reference. The Intercreditor Agreement was subsequently amended by the Agreement Amendment on February 20, 2008, which was filed as Exhibit 99.2 with a Current Report on Form 8-K on February 26, 2008, and a Second Amendment on March 27, 2008, which was filed as Exhibit 99.2 with Current Report on Form 8-K on April 2, 2008, and a Third Amendment on May 29, 2008, which was filed as Exhibit 99.2 with a Current Report on Form 8-K on June 3, 2008, all of which are hereby incorporated herein by reference. Copies of the Account Purchase Agreements were filed as Exhibits 10.3 and 10.4 on Form 10-Q filed on November 14, 2007, and are incorporated herein by reference. On July 11, 2008, in connection with the Assignment Agreement, Gateway, GCI and MPC-Pro entered into a Transaction Subordination Agreement with WFBC. Under the Transaction Subordination Agreement, Gateway agrees to further subordinate its interest in the assets of GCI and MPC-Pro to WFBC.

The foregoing description of the Transaction Subordination Agreement is not complete and is qualified in its entirety by reference to the Transaction Subordination Agreement, which is attached as Exhibits 99.3.

Item 2.03          Creation of a Direct Financial Obligation or an Obligation under an off-Balance Sheet Arrangement of a Restraint

The information set forth above under Item 1.01 regarding the Master Purchase Order Assignment Agreement, the Security Agreement and Financing Statement and the Transaction Subordination Agreement are hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

99.1	Master Purchase Order Assignment Agreement
99.2	Security Agreement and Financing Statement
99.3	Transaction Subordination Agreement among Gateway, Inc., Gateway Companies, Inc., MPC-Pro, LLC and Wells Fargo Bank, National Association purchase order division

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MPC CORPORATION

Date: July 17, 2008	By: /s/ Curtis Akey Curtis Akey Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Master Purchase Order Assignment Agreement
99.2	Security Agreement and Financing Statement
99.3	Transaction Subordination Agreement among Gateway, Inc., Gateway Companies, Inc., MPC-Pro, LLC and Wells Fargo Bank, National Association purchase order division